S000010826 [Member] Investment Strategy - S000010826 [Member]	Feb. 28, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the S&P MidCap 400 Index (the Index). The Fund also may invest in real estate investment trusts.
The Fund may invest in derivatives, such as futures (including equity index futures), for cash equitization purposes.
Different common stocks have different weightings in the Index, depending on the amount of stock outstanding and the stock’s current price. In seeking to match the performance of the Index, Columbia Management Investment Advisers, LLC (the Investment Manager) attempts to allocate the Fund’s assets among common stocks in approximately the same weightings as the Index. This is referred to as a passive or indexing approach to investing. As a result of the Fund’s indexing approach to investing, the Fund will typically emphasize within the portfolio those economic sectors emphasized by the Index, such as the industrials sector.
The Fund attempts to achieve at least a 95% correlation between the performance of the Index and the Fund’s investment results, before fees and expenses.
The Fund may operate as non-diversified when the Index is non-diversified. A non-diversified fund can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.